Exhibit 10.2

Amendment No. 1 to the Promissory Note

This Amendment No. 1 (the “Amendment”) is made and entered into as of September 30, 2021 (the “Effective Date”), by and between:

1.	Finnovate Sponsor L.P. (the “Sponsor”); and

2.	Finnovate Acquisition Corp. (the “Company”)

The above parties shall be referred to individually, as a “Party” and collectively, as the “Parties”.

WHEREAS:

(A)	On March 21, 2021 the Parties executed a Promissory Note effecting a revolving loan up to a principal amount of $150,000 in favor of the Company (the “Promissory Note”), out of which an approximate sum of $73,200 was used through the Effective Date; and

(B)	The Parties wish to increase the principal amount under the Promissory Note from $150,000 to $250,000;

NOW THEREFORE, the Parties hereby agrees as follows:

1.	Introduction

Capitalized terms not otherwise defined in this Amendment shall have the meaning ascribed to them in the Promissory Note.

2.	Amendment to the Principal Amount

The Prinicipal Amount (as defined in the Promissory Note) shall be increased from $150,000 to $250,000.

3.	Miscellaneous

By executing and delivering this Amendment, the Parties acknowledge and agree to amend the Promissory Note as per the provisions of this Amendment with immediate effect. This Amendment shall become an integral part of the Promissory Note. Other than as specifically modified and amended in accordance with the foregoing provisions of this Amendment, all other terms of the Promissory Note are hereby confirmed and ratified and they shall remain in full force and effect and bind the Parties without any change.

Sections 7 through 13 of the Promissory Note are incorporated herein by reference.

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IN WITNESS WHEREOF, this Amendment has been duly executed on the date first written above.

Finnovate Sponsor L.P.,		Finnovate Acquisition Corp.
through its General Partner,
Finnovate Sponsor LLC

	/s/ David Gershon		/s/ Ron Golan
By:	David Gershon	By:	Ron Golan
Title:	Managing Member	Title:	Chief Financial Officer